UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On March 3, 2011, InterMune, Inc. (the Company) announced that the European Commission has granted marketing authorization for Esbriet® (pirfenidone) in adults for the treatment of mild to moderate idiopathic pulmonary fibrosis (IPF), a progressive and fatal lung disease. The approval authorizes marketing of Esbriet in all 27 European Union (EU) member states. Based on anticipated EU country reimbursement timelines, the Company currently plans to launch Esbriet in the so-called “Top 5” EU countries as follows: Germany in September of 2011; France, Spain and Italy in the first half of 2012 and in the United Kingdom in mid-2012. The Company also plans to launch Esbriet in all or substantially all of the 10 most important pharmaceutical markets in the EU by approximately mid-2012.

Esbriet has been granted Orphan Drug designation in Europe for the treatment of IPF, which provides 10 years of marketing exclusivity lasting until 2021. In addition, the Company has a number of granted, allowed and pending patent applications in Europe relating to Esbriet’s formulation and use in IPF patients, particularly related to the safe and efficacious usage of the product. This collection of patents is currently expected to provide patent protection in Europe until 2030. One such patent has been granted by the European patent office which relates to the effect of food on the pharmacokinetics and safety of pirfenidone in IPF patients. This patent expires in late 2026. Two additional patents have recently been allowed in Europe, one of which relates to the safe usage of Esbriet in patients who develop elevation in liver transaminase levels, which expires in late 2029, and a second relating to the titration of the dosing of Esbriet at the initiation of therapy, which expires in late 2027. In addition, the Company has three other patents under review in Europe that if granted, are currently expected to extend exclusivity until 2030.

Pirfenidone has also been granted Orphan Drug designation in the United States for the treatment of IPF, which, if approved for this indication, is expected to provide seven years of marketing exclusivity following approval in the U.S., subject to limited exceptions. Pirfenidone is still under investigation for the treatment of IPF in the U.S. and has not been approved by the U.S. Food and Drug Administration for this use. The Company is currently evaluating its clinical development options to gain approval of pirfenidone for commercial use within the U.S. and has plans to begin a new Phase III clinical study. As in Europe, the company has implemented an extensive patent program in the U.S. concerning the safe and appropriate use of Esbriet and its formulation. To date, six patents have been granted in the U.S. Assuming that the approved U.S. label for Esbriet is similar to the approved European label, these patents are currently expected to extend the exclusivity period for the patented formulation and uses of pirfenidone in the U.S. to 2030. A number of additional patents are currently under review by the U.S. Patent and Trademark Office.

In connection with the marketing authorization in the EU, the Company committed to conduct routine safety surveillance of spontaneous adverse drug reactions (ADRs) and to conduct a PASS (Post Authorization Safety Study) in the form of a registry to systematically collect and monitor ADRs in patients who have been prescribed Esbriet. The PASS Registry is expected to enroll 1,000 patients over two years and to follow these patients for a similar period. The Company also will conduct a drug-drug interaction study to determine the impact of the antibiotic ciprofloxacin, a moderate CYP1A2 inhibitor, on the pharmacokinetics and safety of Esbriet in 25 healthy subjects. In addition, to help ensure the safe use of Esbriet, the Company will implement a risk management plan (RMP) that includes routine safety monitoring of certain adverse reactions, a patient information leaflet and a safety checklist for physicians.

A copy of the approved Summary of Product Characteristics (SmPC), or “label,” for the marketing of Esbriet in all 27 countries in Europe is included in this report as Exhibit 99.1 and can be found on the “Investors” page of the Company’s website. The SmPC includes the full prescribing information, including the safety and efficacy profile of Esbriet in the approved indication.

Legal Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s judgment and involve risks and uncertainties as of the date of this report, including without limitation the statements related to commercial launch preparations, anticipated timing of commercial launch and statements regarding the various anticipated durations of patent protection and marketing exclusivity. All forward-looking statements and other information included in above are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statements or information. The Company’s actual results could differ materially from those described in the forward-looking statements. Other factors that could cause or contribute to such differences include, but are not limited to, (i) risks related to unexpected regulatory actions or delays or government regulation generally; (ii) risks related to the clinical and regulatory process for pirfenidone, including having no unexpected safety, toxicology, clinical or other issues; (iii) unexpected clinical trial results, including unexpected new clinical data and unexpected additional analysis of existing clinical data; (iv) government, industry and general public pricing pressures; (v) InterMune’s ability to obtain or maintain patent or other proprietary intellectual property protections in various countries in the European Union and elsewhere; (vi) risks related to building the infrastructure required for commercial launch in various countries in the EU, and (vii) those other factors discussed in detail under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 15, 2010 (the Form 10-K), and other periodic reports filed with the SEC. The risks and other factors discussed above should be considered only in connection with the fully discussed risks and other factors discussed in detail in the Form 10-K and the Company’s other periodic reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Summary of Product Characteristics for Esbriet®

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2011	INTERMUNE, INC.

	By:	/s/ John C. Hodgman
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of Product Characteristics for Esbriet®